UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 4, 2005





                          McDERMOTT INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)




  REPUBLIC OF PANAMA              001-08430                   72-0593134
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 (State or other jurisdiction    (Commission                (IRS Employer
     of incorporation)           File Number)             Identification No.)





  1450 Poydras Street, New Orleans, Louisiana                  70112-6050
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 (Address of principal executive offices)                       (Zip Code)


Registrant's Telephone Number, including Area Code:  (504) 587-5400

                    _________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    _________________________________________

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (b) On May 4, 2005, Mr. Richard E. Woolbert retired from the Board of Directors of McDermott International, Inc. ("McDermott") after more than eight years of service. A copy of the McDermott's press release announcing, among other things, Mr. Woolbert's retirement is attached as Exhibit 99.1.


Item 9.01     Financial Statements and Exhibits.

     (c)  Exhibits

          99.1   Press Release dated May 4, 2005


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






                                               McDERMOTT INTERNATIONAL, INC.






                                                By:  /s/Keith G. Robinson
                                                     ---------------------------
                                                     Keith G. Robinson
                                                     Corporate Controller






May 4, 2005


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